Exhibit 10.2

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September    , 2026 (the “Effective Date”), by and between DEBRA S. BEYMAN (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of August 13, 2018 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company, and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September     , 2026 (the “Effective Date”), by and between EZRA S. BEYMAN (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of August 13, 2018 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company, and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September     , 2026 (the “Effective Date”), by and between KUSH BENEFIT SOLUTIONS, LLC (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of May 1, 2021 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company, and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September     , 2026 (the “Effective Date”), by and between RELIANCE GLOBAL GROUP, INC. (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of December 7, 2018 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company, and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September      , 2026 (the “Effective Date”), by and between RELIANCE GLOBAL HOLDINGS, LLC (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of April 1, 2019 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company, and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September    , 2026 (the “Effective Date”), by and between RELIANCE INSURTECH, LLC (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of April 26, 2022 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company, and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:

OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page

REAFFIRMATION OF CREDIT DOCUMENTS

THIS REAFFIRMATION OF CREDIT DOCUMENTS (this “Reaffirmation”) is entered into as of September     , 2026 (the “Effective Date”), by and between YAAKOV A. BEYMAN (“Guarantor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

W I T N E S S E T H:

WHEREAS, Guarantor has executed and delivered to Oak Street, among other things, that certain Continuing Guarantee dated as of April 26, 2022 (together with any amendments, modifications, restatements or superseding documentation in respect thereof, if any, collectively, the “Guarantee”);

WHEREAS, contemporaneously herewith, RELI EXCHANGE, LLC, an Illinois limited liability company, ALTRUIS BENEFIT CONSULTANTS, INC., a Michigan corporation, SOUTHWESTERN MONTANA INSURANCE CENTER LLC, a Montana limited liability company and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC, a New Jersey limited liability company (collectively, “Borrower”) and Oak Street are entering into a Sixth Amendment to Credit Agreement and Credit Documents (the “Amendment”); and

WHEREAS, it is a condition precedent to the Amendment that Guarantor execute and deliver this Reaffirmation to Oak Street.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in the Amendment, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, Guarantor and Oak Street hereby agree as follows:

1. Definitions

Capitalized terms that are defined in this Reaffirmation shall have the meanings specified herein when used (with or without underscoring) in this Reaffirmation. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Reaffirmation shall have the meanings specified in the Guarantee or, if not defined in the Guarantee, in the Credit Agreement.

2. Reaffirmations; Release

a. Reaffirmation of Guarantor Credit Documents. Guarantor hereby: (i) consents to the execution and delivery of the Amendment and the other documents (and together with the Amendment, collectively, the “Pending Documents”); (ii) ratifies and reaffirms the Guarantee and the other Credit Documents (if any) to which Guarantor is a party (collectively, the “Guarantor Credit Documents”); and (iii) acknowledges and agrees that Guarantor is not released from its obligations under the Guarantor Credit Documents by reason of the Pending Documents and that the obligations of Guarantor under the Guarantor Credit Documents extend, among other Obligations of Borrower to Oak Street, to the Obligations of Borrower (or any one or more of them) under the Pending Documents (all such Obligations of Borrower to Oak Street being, collectively, the “Guaranteed Obligations”). Without limiting any of the foregoing, Guarantor acknowledges receipt of a copy of each of the Pending Documents.

b. Acknowledgment Regarding Consent. This Reaffirmation shall not be construed, by implication or otherwise, as imposing any requirement that Oak Street notify or seek the consent of Guarantor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guarantor Credit Documents, it being expressly acknowledged and reaffirmed that Guarantor has consented, among other things, to extensions of credit and modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

c. Release. Guarantor hereby releases Oak Street from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations or the Guarantor Credit Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Oak Street of its express agreements and obligations stated in the Guarantor Credit Documents to be performed on and after the Effective Date.

d. Additional Acknowledgments. Without limiting the generality of any of the other provisions of this Reaffirmation, Guarantor hereby specifically acknowledges and agrees that all references in the Guarantor Credit Documents to: (i) the Credit Agreement or the other Credit Documents shall be deemed to be references to the Credit Agreement or such other Credit Document, as amended by, or amended and restated in connection with, the Amendment and the other Pending Documents; and (ii) the “Obligations” as defined in the Guarantee shall be deemed to include, without limitation, the “Obligations” (as defined in the Amendment) for all purposes of the Guarantor Credit Documents.

3. General Provisions

a. Entire Agreement; Headings; Counterparts. This Reaffirmation, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Reaffirmation and supersedes all previous understandings, written or oral, in respect of this Reaffirmation. The headings to the sections of this Reaffirmation have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument.

b. Electronic Signature Acknowledgement. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed on the Effective

Date.

[Guarantor’s electronic signature is on the following page]

Agreed to and accepted as of the Effective Date:
OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

Reaffirmation of Credit Documents – Signature Page